SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 12, 2003

CYBEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

New York (State or other jurisdiction of incorporation or organization)	0-4538 (Commission File No.)	11-1731581 (I.R.S. Employer Identification No.)

10 Trotter Drive, Medway, Massachusetts 02053

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (508) 533-4300

Item 5: Other Events

On June 12, 2003, Cybex International, Inc. issued a press release providing a financing update and providing guidance for the Company’s second quarter 2003. A copy of that press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit 99.1 – Press Release dated June 12, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2003	CYBEX INTERNATIONAL, INC.

	By:	/s/ JOHN AGLIALORO
John Aglialoro, Chairman and Chief Executive Officer